UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Filing of Annual Audited Financial Statements by Florida Regulated Subsidiaries

On December 29, 2008, HealthEase of Florida, Inc. (“HealthEase”) and WellCare of Florida, Inc. (“WCFL”), both of which are wholly-owned subsidiaries of WellCare Health Plans, Inc. (referred to as “we,” “our” or “us”), filed their annual audited financial statements for the year ended December 31, 2007 (the “2007 Audited Financials”) with the applicable state regulatory authorities.

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 16, 2008, HealthEase and WCFL were unable to file their 2007 Audited Financials before the applicable filing deadlines with state regulatory authorities.  Failure to file timely the 2007 Audited Financials can result in the imposition of sanctions and penalties, some of which could have a material adverse effect on us.

All of our HMO and insurance company subsidiaries that are required to do so have now filed their 2007 Audited Financials with the applicable state regulatory authorities.

The 2007 Audited Financials filed for HealthEase and WCFL, as well as those previously filed by our other subsidiaries, have been prepared in accordance with the requirements of each respective state’s laws and regulations and have not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  Additionally, the 2007 Audited Financials filed for each of our subsidiaries should not be considered, individually or in the aggregate, as representative or indicative of our results of operations or financial condition on a consolidated GAAP basis.

Copies of the 2007 Audited Financials for HealthEase and WCFL, as well as those previously filed by our other subsidiaries, can be accessed at our website at www.wellcare.com/investor relations/financial reports/statutory filings.  (http://ir.wellcare.com/phoenix.zhtml?c=176521&p=irol-statfiling)

Status of Government Investigations

As previously disclosed in a Current Report on Form 8-K filed with the SEC on November 12, 2008, we are engaged in ongoing resolution discussions as to matters under review with the United States Attorney’s Office for the Middle District of Florida (the “USAO”), the Civil Division of the U.S. Department of Justice (the “Civil Division”) and the State of Florida.  We have also entered preliminary discussions regarding matters under review with the Office of Inspector General of the U.S. Department of Health & Human Services (the “OIG”).  We can provide no assurances regarding the likelihood, timing or terms and conditions of any potential negotiated resolution with the USAO, the Civil Division, the OIG or the State of Florida.  In addition, we do not know whether, or the extent to which, any pending investigations might result in our payment of fines or penalties or the imposition of operating restrictions on our business.  Based on the current status of matters and all information known to us to date, we will likely accrue a material liability in our financial statements for the year ended December 31, 2007 in connection with the ultimate resolution of these matters.

If we were to plead guilty to or be convicted of a health care related charge, potential adverse consequences could include revocation of our licenses, termination of one or more of our contracts and/or exclusion from further participation in Medicare or Medicaid programs. In addition, we could be required to operate under a corporate integrity agreement or under the supervision of a monitor, either of which could require us to operate under significant restrictions, place substantial burdens on our management, hinder our ability to attract and retain qualified associates and cause us to incur significant costs.

Cautionary Note Regarding Forward-looking Statements

This Current Report on Form 8-K and the 2007 Audited Financials referenced herein may include statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than those that are purely historical in nature are considered to be forward-looking statements.  Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements. These forward-looking statements reflect our assessment of future events and financial performance as of the date hereof and are subject to risks.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside our control.  Such risks, uncertainties and other factors could cause actual results to differ materially from our expectations, including, but not limited to, the possibility that the ultimate resolution of the matters under review with the USAO, the Civil Division and the State of Florida and the related impact on our financial statements and operations is different than currently anticipated.

Our other forward-looking statements are subject to numerous risks, uncertainties and other factors.  In particular, these include, among others, the possibility that other areas of the investigations may directly or indirectly lead to material adverse operating restrictions, material adverse disqualifications or material adverse impacts on our previously issued financial statements.  If the investigations result in criminal or other sanctions against us for health care related violations or otherwise, we could be disqualified from doing business in one or more jurisdictions or participating in government programs under various statutes, regulations and contracts.  We are engaged in ongoing resolution discussions regarding the matters arising from the investigations; however, we can provide no assurances regarding the likelihood, timing or terms and conditions of any potential negotiated resolutions.  Any such restrictions, disqualifications and/or sanctions could have a material adverse effect on our business, results of operations, financial condition or cash flows.

All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements under the heading “Cautionary Note Regarding Forward-looking Statements.”  Additional information concerning these and other important risks and uncertainties are detailed from time to time in our filings with the U.S. Securities and Exchange Commission.  Readers are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties.  We assume no obligation to update any such forward-looking statements and expressly disclaims any duty to update the information referred to in this filing except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser Heath Schiesser President and Chief Executive Officer